Exhibit 99.1

2 2
Forward looking statements
Certain matters being discussed by Local Corporation’s management today include forward looking statements which are made pursuant to the Safe
Harbor provisions of section 21-E of the Securities Exchange Act of 1934.
Investors are cautioned that statements which are not strictly historical statements, including statements concerning future expected financial performance, management objectives and plans for future operations, our relationships with strategic or other partners, the release of new products or services or enhancements to existing products or services, our expectations regarding potential acquisitions and the future performance of past acquisitions including our ability to realize expected synergies, trends in the market for our current or planned products or services, and market acceptance of our products or services, constitute forward looking statements.
The forward looking statements include, but are not limited to, any statements containing the words “expect”, “anticipate”, “estimates”,
“believes”, “should”,  “could”, “may”, “possibly”, and similar expressions and the negatives thereof. These forward looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the forward looking statements. Those risks and uncertainties are detailed in the company’s filings from time to time with the Securities and
Exchange Commission. The information contained in the forward looking statements is provided as of the date of such oral statements and the company disclaims any obligation to update such statements.
Adjusted EBITDA is defined as net income (loss) excluding: provision for income taxes; interest and other income (expense), net; depreciation;
amortization; stock-based compensation charges; gain or loss on derivatives’
revaluation; net income (loss) from discontinued operations; LEC receivables reserve; finance-related charges; accrued lease liability/asset; severance charges; and an expense related to a settlement accrual.
Adjusted EBITDA, as defined above, is not a measurement under GAAP.
Adjusted EBITDA is reconciled to net loss and loss per share, which we believe are the most comparable GAAP measures, at the end of this presentation. Management believes that Adjusted EBITDA provides useful information to investors about the company’s performance because it eliminates the effects of period-to-period changes in income from interest on the company’s cash and marketable securities, expense from the company’s financing transactions and the costs associated with income tax expense, capital investments, stock-based compensation expense, warrant revaluation charges, and non-recurring charges which are not directly attributable to the underlying performance of the company’s business operations. Management uses Adjusted EBITDA in evaluating the overall performance of the company’s business operations.
A limitation of non-GAAP Adjusted EBITDA is that it excludes items that often have a material effect on the company’s net income and earnings per common share calculated in accordance with GAAP. Therefore, management compensates for this limitation by using Adjusted EBITDA in conjunction with GAAP net loss and loss per share measures. The company believes that Adjusted EBITDA provides investors with an additional tool for evaluating the company’s core performance, which management uses in its own evaluation of overall performance, and as a base-line for assessing the future earnings potential of the company.
While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to
GAAP (as noted above), it may provide greater insight into the company’s financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to, GAAP net income or earnings per share.

3 3 3
Current financial momentum
Founded/IPO
Ticker
Revenue CAGR
Flagship Site
Recognition
Headquarters
Employees
Patents
1999/2004
LOCM (NASDAQ)
31% from 2006 to 2013
Local.com – Top US Site
Deloitte Fast 500™
4 years in a row
Irvine, CA
~90
13 + applications pending
Who we are
Investing for growth
(Adjusted EBITDA)
*Estimate
Shift from SMB to Enterprise
• Strong profitable core business
with strong consumer base
• Growing partners and products
• Innovative Krillion platform
is catalyst for multi-screen
expansion
• Untapped IP portfolio ready for
monetization
• Shift in focus to Enterprise sales
• Improving financial performance on
top and bottom line
Reasons to invest:
*

4 4
Convergence around
the consumer
80%
of purchases occur within a
3-mile radius of home
52%
of all sales (online & offline)
will begin on the internet
95%
of smartphone users have
searched for local information
Source: Forrester, 2011
Our mission:
To give consumers the
most relevant and
personalized
information at the right
time and on the right
platform – and
continually refine it
until it’s perfect.

5 5 The path to purchase is a journey from Discovery to Decision TM 5

6 6 We are best equipped to help consumers along this journey *Based on 2012 retail sales of the top U.S. product retailers listed within Stores Top 100, excluding grocery and restaurant retailers 6

7 7 Reaching consumers across all devices Each month we serve billions of impressions to millions of consumers

8 8
60%
Increase
In online advertising spend
expected over the next 4 years
Total online advertising
Online search
Source: eMarketer, 2014
Mobile display
advertising
Source: Borrell Associates, Inc. 2014
Source: eMarketer, 2014
Newer ad formats drive growth
More ad dollars are
shifting to online
Mobile traffic
represents
32%
of our total overall traffic

9 9 Working with leading partners to deliver a superior experience

10 10 Helping retailers increase visibility and connect with more shoppers Represents retailers and brands included within Krillion index 2014 10

11 11 Connecting more consumers with the brands they love Represents retailers and brands included within Krillion index 2014

12 12
Investing in innovation as a
primary vehicle for growth
48% of
employees
Local Labs serves as a digital
technology lab and start-up
incubator focused on
innovating the digital
ecosystem that converges
around the digital shopper’s
path from discovery to
decision.
will work in research &
development by 2014

13 13 Providing consumers with engaging, relevant search and ad experiences

14 14 Delivering relevant local business information to nearby shoppers

Powering cross-channel shopping experiences for brands and retailers 15

• Highly interactive
Animation, rolling text and image carousels
• Location aware
Nearest store, directions and ambient data
• Integrates mobile features
Maps, tap to call, and calendar reminders
•
Localized content
Store availability, offers and pricing
24% performed
secondary localized
actions after opening
(vs. 2.9% industry benchmark)
Interactive ad content to consumers
at precisely the time they need it

Price and product comparison at shoppers’ fingertips 17

18 18
Monetize IP portfolio
Positive claim
construction ruling
Cascading Menu patent
trial stayed pending completion of
administrative action with the USPTO
Reviewing options
to maximize value
Pay-Per-Call patent portfolio

Transferring patents
into dedicated IP
holding subsidiary
Structure provides most flexible solution
to leverage value
Consolidating Krillion’s
assets (including patent)
into own subsidiary
Enables us to derive value from the
technology, and better manage and
measure performance and contribution
The patent descriptions herein do not constitute the legal opinion or advice of the patent owner or their counsel. The reader is encouraged to seek the advice of their own counsel regarding the scope  of any domestic or foreign patents.

19 19
Improving financials
Evolving model remains strong
Multiple growth drivers
Investing for growth
(Adjusted EBITDA)
Note: See reconciliation of Adjusted EBITDA to GAAP net income at presentation end.
*
*Estimate
Stabilize Execute GROW

20 20
In the last seven quarters,
Network revenue has
grown
$ in Millions Q1-12 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14
Network Revenue $4.2 $4.1 $5.0 $7.6 $8.3 $11.6 $14.5 $16.1 $14.8
over 3.5x

Continued strong
Network revenue growth
Addition of new ad technology and partners
Serving more than 3 Billion monthly impressions

21 21 Owned & Operated trends O&O MUV – RKV (including mobile) 209% CAGR Mobile Traffic over the past five years of total overall traffic Annual mobile traffic (UVs) 82M 129M 21M 3M 1M

22 22
2014 financial targets by
business segment
*All 2014 figures are estimates
2014 Revenue % of 2014 Revenue Margin %
Network 55,000,000 51% 37%
Owned & Operated 52,000,000 49% 15%
$107,000,000 100% 26%

23 23
1Q14 Balance Sheet & Cap. Table
Key Balance Sheet Items
(In Thousands)
3/31/2014
Cash $3,711
Accounts Receivable 18,219
Total Assets 50,722
Total Debt 14,002
Total Liabilities 32,341
Stockholders Equity 17,669
Capitalization
(In Thousands)
3/31/2014
Common Stock 23,227
Convertible Debentures 2,488
Options (Weighted avg. strike 3.66)
3,855
Warrants (Weighted avg. strike 2.03)

RSUs 31
Fully Diluted 30,367
Additional Data:
I.
As of March 31, 2014, $12 million credit facility with $9.6 million outstanding and $2 million available under the line of credit.  Interest rate approximately 5%
II.
Total authorized shares 65,000,000 common and 10,000,000 preferred
III.
In April 2013, the company closed $5 million in convertible notes. Interest rate of 7%. Conversion price of $2.01. Included 746,000 of warrants with $2.01 exercise price.
IV. In May 2014, the company filed an omnibus shelf registration statement for up to $40 million of company securities, including any combination of common stock, preferred stock, debt securities and warrants.

Leadership & Structure
Carlos Caponera
Sr. VP O&O
Eileen Kim
VP Krillion
Brian Singleton
VP Innovation
Eric Orrantia
VP Network
Owned & Operated Network
Krillion Innovation
Scott Reinke
Chief Legal Officer
Ken Cragun
Chief Financial Officer
Fred Thiel
Chairman & CEO
Rob Luskey
VP Business Development
Joe Lindsay
VP Technology
Lori Chavez
VP Marketing
Business Development
Technology and Engineering
Marketing

25 25
Board of directors
Fred Thiel
Chairman of the Board & Chief Executive Officer
Frederick G. Thiel has more than 25 years of experience leading companies in the technology, data communications, Internet, Big Data, digital media and software industries. He was named chairman in January 2014, after joining the board in
January 2013. Fred served as managing partner at Triton Pacific Capital Partners and founder and managing partner of TechStarter Ventures. He also served as CEO of
GameSpy Industries where he led the company from losses to almost double revenues in less than one year and led the sale of the company. As chairman and
CEO for Lantronix (LTRX), Fred led a repositioning, doubled the company’s revenue growth in four years, led four acquisitions and the initial public and secondary offerings that raised $120+ million. He also serves as a senior advisor to Graham
Partners and as a director for three privately-held companies. Fred attended classes at the Stockholm School of Economics in Europe.
Norman K. Farra, Jr.
Lead Director
Norman K. Farra Jr. has more than 20 years of strategic leadership experience. Farra has served as a director since August 2005 and is currently serving as lead director.
He is currently a Managing Director, Investment Banking for Aegis Capital, Inc. Farra
also served as Managing Director of Investment Banking for R.F. Lafferty & Co. Inc.
and Director for Investment Banking for Cresta Capital Strategies, LLC. He was an
independent financial consultant and served as Managing Director of Investment
Banking for GunnAllen Financial Inc.. Farra also served as an independent contractor acting as Managing Director of Investment Banking for GunnAllen Financial Inc. Farra
received a Bachelor of Science degree in Business Administration from Widener
University.
Phillip K. Fricke
Director
Philip K. Fricke has more than 30 years of strategic leadership experience and has served as a director since October 2003. Fricke is currently President of PKF
Financial Consultants, Inc., a private company he founded in March 2001, which provides financial communications services and advisory services to public and private companies. In the past five years, Fricke has held one other public company directorship with MI Developments Inc. (from August 2003 to May 2009). Fricke received a Bachelor of Arts degree and a Master of Arts degree in Psychology, as well as, a Master of Business Administration degree in Finance and Economics received from Fairleigh Dickinson University.
David M. Hughes
Director
David M. Hughes has more than 15 years of strategic leadership experience. He is currently the CEO of The Search Agency, a global digital marketing company.
Hughes served as senior vice president of corporate development for United Online,
Inc. Hughes also served as a management consultant for the Boston Consulting
Group and was an associate with Mercer Management Consulting. Hughes is a graduate of Harvard University’s Graduate School of Business Administration,
where he received a master’s of business administration. He also holds a bachelor of arts degree with honors from the University of Western Ontario. He currently serves as a board member for Spark Networks (NYSE: LOV), YPOLA, and The
Huron University College Foundation USA.
John M. Payne
Director
John M. Payne has more than 30 years of strategic leadership experience. Payne is currently CEO of SimpleAir, Inc., an inventor-owned technology licensing company with mobile interests and intellectual property assets. He serves as lead inventor for the SimpleAir patent portfolio, which covers more than 12 patents, and is widely licensed in the mobile industry by companies, including Apple® for its Apple Push
Notification. Payne has been CEO of more than 10 digital technology and enterprise security companies. He led the successful IPO of Stamps.com
(NASDAQ: STMP) and the turnaround of Day Software(SWX: DAYN), which was acquired by Adobe. He is an experienced fundraiser who has raised more than
$550 million in public and private equity. He currently serves as managing director for Outset Ventures and as an advisory board member for Digital Offering LLC.
John E. Rehfeld
Director
John E. Rehfeld has more than 30 years of strategic leadership experience and served as a director since August 2005, as well as lead independent director from
December 2005 to October 2011. Rehfeld has been the adjunct professor of marketing and strategy for the Executive MBA Program at Pepperdine University,
since 1998 and the University of San Diego , since 2010. He currently serves as
Director of Lantronix, Inc. Rehfeld was previously a Director of ADC
Telecommunication, Inc. and Primal Solutions, Inc. Additionally, Rehfeld currently holds directorships with several private companies. Rehfeld received a Masters of
Business Administration degree from Harvard University and a Bachelor of Science degree in Chemical Engineering from the University of Minnesota.

26 26
Market Cap/Sales Valuation
Company Symbol Price
Market Cap
(in millions)
2014E Sales
(in millions)
Market Cap/Sales
Blucora, Inc.
BCOR
$  18.85 $     780.7 $    656.0 1.2
The Rubicon Project, Inc.
RUBI
$   13.37 $     485.1 $    112.6 4.3
Angie’s List, Inc.
ANGI
$  12.02 $     695.1 $    328.0 2.1
Marchex, Inc.
MCHX
$  11.30 $     421.0 $    183.0 2.3
Autobytel, Inc.
ABTL
$  13.26 $     116.8 $     114.0 1.0
Yelp, Inc.
YELP
$  76.02 $  5,310.0 $    366.0 14.5
Travelzoo Inc.
TZOO
$  19.28 $     281.6 $    163.0 1.7
XOXO Group Inc.
XOXO
$  11.96 $     305.8 $    142.0 2.2
Demand Media
DMD
$    4.74 $     428.8 $      357.0 1.2
Rocket Fuel Inc.
FUEL
$  27.16 $     940.0 $    422.0 2.2
Average
3.3
Local Corporation
LOCM $    1.90 $       45.4 $    107.0 0.4

27 27
Reconciliation: Adjusted EBITDA
to GAAP Net Income
Note:  Since we cannot predict the valuation of the warrant liability and the conversion option liability, we cannot reasonably project our GAAP net income (loss). We, therefore, cannot provide GAAP guidance, but we do report
GAAP results. An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 30
*Estimate
Description FY-09 FY-10 FY-11 FY-12 FY-13 FY-14*
Adjusted EBITDA $3,041 $13,775 $3,247 $777 $4,533 $4,000
Less interest and other income (expense), net (27) (275) (413) (425) (2,321) (1,700)
Less provision for income taxes (158) (102) (178) (111) (139) (200)
Less amortization of intangibles (2,524) (5,734) (4,864) (3,611) (912) (900)
Less depreciation (734) (1,418) (3,182) (3,658) (3,896) (4,000)
Less stock-based compensation (2,364) (2,911) (3,442) (2,533) (1,619) (800)
Less LEC receivable reserve - - - (1,407) - -
Less net loss from discontinued operations - - (6,899) (14,250) (3,729) -
Plus gain on sale of Rovion - - - 1,458 - -
Plus revaluation of warrants (2,981) 887 2,633 202 1,100 -
Less Geo-Tag settlement - - - - (550) -
Less non-recurring charges (520) - (1,461) (684) (2,829) (1,800)
GAAP Net income (loss) $(6,267) $4,222 $(14,559) $(24,242) $(10,362) $(5,400)

28 28
Use of non-GAAP measures
This document includes the non-GAAP financial measure of “Adjusted EBITDA” which we define as net income (loss) excluding:
provision for income taxes; interest and other income (expense), net; depreciation; amortization; stock based compensation charges;
gain or loss on derivatives’ revaluation, net income (loss) from discontinued operations; gain on sale of Rovion; impairment charges; LEC receivables reserve; finance related charges; accrued lease liability/asset; and severance charges. Adjusted EBITDA, as defined above, is not a measurement under GAAP. Adjusted EBITDA is reconciled to net income (loss) which we believe is the most comparable GAAP measure.  A reconciliation of net income (loss) to Adjusted EBITDA is set forth within this presentation.
Management believes that Adjusted EBITDA provides useful information to investors about the company’s performance because it eliminates the effects of period-to-period changes in income from interest on the company’s cash and marketable securities, expense from the company’s financing transactions and the costs associated with income tax expense, capital investments, stock-based compensation expense, LEC receivables reserve, warrant revaluation charges; finance related charges; accrued lease liability;  and severance charges which are not directly attributable to the underlying performance of the company’s business operations. Management uses Adjusted EBITDA in evaluating the overall performance of the company’s business operations.
A limitation of non-GAAP Adjusted EBITDA is that it excludes items that often have a material effect on the company’s net income and earnings per common share calculated in accordance with GAAP. Therefore, management compensates for this limitation by using
Adjusted EBITDA in conjunction with net income (loss) and net income (loss) per share measures. The company believes that Adjusted
EBITDA provides investors with an additional tool for evaluating the company’s core performance, which management uses in its own evaluation of overall performance, and as a base-line for assessing the future earnings potential of the company.
While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP; it may provide greater insight into the company’s financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to, GAAP net income (loss) or earnings (loss) per share.

Thank You Thank you Fred Thiel Chairman & CEO fred@local.com Local Corporation 7555 Irvine Center Drive Irvine CA 92618 949.784.0800 www.localcorporation.com Ken Cragun CFO kcragun@local.com